UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2009

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2009, YRC Worldwide Inc. (the “Company”) announced that, effective immediately:

•	Timothy A. Wicks, formerly Executive Vice President and Chief Financial Officer, was appointed Executive Vice President and Chief Operating Officer of the Company;

•	Sheila K. Taylor, formerly Vice President – Investor Relations and Treasurer, was appointed Executive Vice President and Chief Financial Officer of the Company and will report to Mr. Wicks;

•

Phil J. Gaines was appointed Chief Accounting Officer of the Company in addition to his other finance duties, including Senior Vice President – Finance of the Company and Senior Vice President and Chief Financial Officer of YRC Inc. and YRC North American Transportation; and

•	Paul F. Liljegren, formerly Vice President, Controller and Chief Accounting Officer, was appointed Vice President – Investor Relations and Treasurer of the Company.

Sheila K. Taylor, age 36, was Vice President – Investor Relations of the Company since January 2008 and Treasurer of the Company since June 2009. Prior to that, Ms. Taylor was Vice President – Finance of Yellow Transportation from January 2007 through August 2008 and held various director and manager titles in finance, corporate development and investor relations since she joined the Company in July 2002.

Phil J. Gaines, age 45, has been Senior Vice President – Finance of the Company since June 2009 and has been Senior Vice President and Chief Financial Officer of YRC Inc. and YRC North American Transportation since March 2009. Prior to that, Mr. Gaines was President of Yellow Transportation from July 2008 through February 2009; Senior Vice President and Chief Financial Officer of YRC North American Transportation from January 2008 through July 2008; Senior Vice President and Chief Financial Officer of YRC National Transportation from January 2007 through December 2007; Senior Vice President – Investor Relations, Government Relations and Corporate Development from August 2005 through January 2007; and Senior Vice President – Finance and Administration of Yellow Transportation from December 2003 through August 2005.

In her new role, Ms. Taylor will be eligible to participate in or receive the benefits of, the following:

•

the Company’s Long Term Incentive Plan (filed as Exhibit 10.19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007) and the Company’s 2004 Long-Term Incentive and Equity Award Plan (filed as Exhibit 10.1 to Current Report on Form 8-K filed with the SEC on May 19, 2008);

•

an Executive Severance Agreement that provides for payment if Ms. Taylor is terminated without cause or resigns for good reason within two years after a change of control transaction (a more detailed description of this agreement can be found in the Company’s Definitive Proxy Statement on Schedule 14A filed on April 1, 2009, and the form of agreement was filed as Exhibit 10.1 to Current Report on Form 8-K filed with the SEC on January 6, 2009); and

•	the Company’s Executive Severance Policy (filed as Exhibit 10.1 to Current Report on Form 8-K filed with the SEC on July 31, 2009).

Item 7.01. Regulation FD Disclosure.

In addition to the appointment of Messrs. Wicks and Gaines and Ms. Taylor, the Company announced other senior leadership changes to advance its functional organizational structure introduced in June 2009. A copy of the news release announcing these changes is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News Release dated October 5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: October 9, 2009	By:	/S/ DANIEL J. CHURAY
Daniel J. Churay
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release dated October 5, 2009.

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